Exhibit 10.2

AMENDMENT TO multiple indebtedness mortgage

BE IT KNOWN that on this 6th day of November, 2023;

BEFORE ME, THE UNDERSIGNED, a Notary Public, duly commissioned and qualified within the State of _____________ and the Parish/County of __________________, and in the presence of the undersigned competent witnesses;

PERSONALLY CAME AND APPEARED:

Gulf Island, L.L.C. (Tax ID# ***-**-XXXX), a Louisiana limited liability company domiciled in Terrebonne Parish, Louisiana, with its registered place of business and mailing address being 567 Thompson Road, Houma, LA 70363, represented herein by its undersigned duly authorized officer, authorized pursuant to the certified resolutions attached hereto; and

-and-

Gulf Island Services, L.L.C. f/k/a Dolphin Services, L.L.C. (Tax ID# ***-**-XXXX), a Louisiana limited liability company domiciled in Terrebonne Parish, Louisiana, with its registered place of business and mailing address being 400 Thompson Road, Houma, LA 70363, represented herein by its undersigned duly authorized officer, authorized pursuant to the certified resolutions attached hereto; (collectively, “Mortgagors”)

-and-

Zurich American Insurance Company and Fidelity & Deposit Company of Maryland (collectively, the “Sureties”)

who did declare as follows:

WHEREFORE, on April 19, 2021, Mortgagors granted a Multiple Indebtedness Mortgage in favor of the Sureties over the property described in Exhibit A of this Amendment to Multiple Indebtedness Mortgage (“Mortgaged Property”) and in the maximum amount of $50,000,000.00, which was filed in the Terrebonne Parish Public Records on April 21, 2021 under Instrument No. 1625076 (“MIM”);

NOW THEREFORE, for valid cause and for good and valuable consideration, the Parties have agreed to amend and modify the MIM as follows:

1. The Mortgagors and the Sureties hereby (i) amend, modify, and replace the definition of “Obligations” and (ii) add the definition of “Net Cash Proceeds” in alphabetical order, each as follows:

Net Cash Proceeds The term “Net Cash Proceeds” means the aggregate proceeds paid in cash or cash equivalents received by Mortgagor in connection with any sale or transfer of the Mortgaged Property, net of (a) direct costs incurred or estimated costs for which reserves are maintained, in connection therewith (including legal, accounting and investment banking fees and expenses, sales commissions and underwriting discounts), and (b) estimated taxes paid or payable (including sales, use or other transactional taxes and any net marginal increase in income taxes) as a result thereof.

Obligations. The term “Obligations” shall mean any and all obligations and liabilities of the Indemnitors and/or Mortgagor to Mortgagee, as expressed in the General Indemnity Agreements executed by any or all of the Indemnitors and Mortgagor in favor of Mortgagee with effective dates of October 15, 2007, June 21, 2010, December 15, 2015, and May 1, 2018 (“General Indemnity Agreements”); and/or any and all obligations and liabilities arising under or in connection with any surety bonds issued by Mortgagee that name any of the Indemnitors or Mortgagor as principal (“Surety Bonds”); and/or any and all obligations and liabilities arising under or in connection with that certain Secured Promissory Note dated November 6, 2023 executed by the Indemnitors (the “Note”); and/or any and all obligations and liabilities arising under or in connection with that certain Settlement Agreement dated November 6, 2023 executed by the Indemnitors and the Sureties.

2. The Mortgagors and the Sureties hereby amend, modify, and replace the section of the MIM styled “Negative Covenants Concerning the Mortgaged Property” with the following:

“Negative covenants concerning the mortgaged property. So long as this Mortgage remains in effect, Mortgagor shall not (a) sell or transfer the Mortgaged Property unless the Net Cash Proceeds from such sale or transfer are shared equally between Mortgagor and Mortgagee, provided, that Mortgagee’s portion of such Net Cash proceeds shall be applied to amounts owed and outstanding under the Note and shall in no event exceed any amounts outstanding under the Note; provided further, that the first $8,000,000 of Net Cash Proceeds from any such sale or transfer (i) shall be exempt from the sharing requirement in this clause (a), (ii) shall be retained in full by Mortgagor and (iii) shall not be required to pay down outstanding amounts under the Note so long as all of such retained amount is used to improve the Mortgaged Property, (b) abandon, permit others to abandon, commit waste of, or destroy the Mortgaged Property, except during required evacuations for weather events, pandemics or other similar occurrences, (c) other than any sale or transfer of Mortgaged Property permitted in clause (a) of this covenant, demolish and remove any building(s) on the Mortgaged Property with a book value in excess of $100,000, without Mortgagee’s consent, except if significantly damaged by fire or other casualty, and (d) do anything or permit anything to be done that may in any way materially impair Mortgagee’s rights under this Mortgage or Mortgagee’s rights in and to the Mortgaged Property.”

3. The Mortgagors and the Sureties hereby amend, modify, and replace the first sub-paragraph of the section of the MIM styled “Default” with the following:

“(1) the failure to make payment of or failure to fully perform the Obligations upon coming due and upon 60-day written demand provided by Mortgagee to Mortgagor,”

4. The Mortgagors and the Sureties hereby amend, modify, and replace the section of the MIM styled “Application of Proceeds” with the following:

“Application of Proceeds. Subject to the negative covenant herein governing the use of Net Cash Proceeds, Mortgagee may apply any proceeds derived or to be derived from the sale or other disposition of the Mortgaged Property first to the reimbursement of the expenses incurred by Mortgagee in connection therewith, including Mortgagee’s attorneys’ fees and costs; and then to the payment of any costs incurred by Mortgagee pursuant to this Mortgage; and then to the payment of the Obligations.”

5. The Mortgagors and the Sureties do not wish to amend or modify any other provision of the MIM, and instead intend that all other terms and conditions shall remain as written.

[Signature pageS and EXHIBITS FOLLOW.]

Thus done and passed, on the day, month and year first written above, in the presence of the undersigned Notary Public and the undersigned competent witnesses, who hereunto sign their names with Mortgagor after reading of the whole.

MORTGAGOR:

GULF ISLAND, L.L.C., a Louisiana limited liability company

By: /s/ Richard W. Heo

Printed Name: Richard W. Heo

Its: President and Chief Executive Officer

GULF ISLAND SERVICES, L.L.C., a Louisiana limited liability company f/k/a Dolphin Services, L.L.C.

By: /s/ Richard W. Heo

Printed Name: Richard W. Heo

Its: President and Chief Executive Officer

WITNESSES:

By: __________________________________

Printed Name: _________________________

By: __________________________________

Printed Name: _________________________

WITNESS my hand and official seal.

Printed Name:

Notary Public in and for the said County/

Parish and State first stated above

Bar/Notary ID: _______________________

Commission Expiration: _______________

[SEAL]

Thus done and passed, on the day, month and year first written above, in the presence of the undersigned Notary Public and the undersigned competent witnesses, who hereunto sign their names with Mortgagor after reading of the whole.

MORTGAGEE:

Zurich American Insurance Company

By: /s/ Mark Wood

Printed Name: Mark Wood

Its: Vice President

Fidelity & Deposit Company of Maryland

By: /s/ Mark Wood

Printed Name: Mark Wood

Its: Vice President

WITNESSES:

By: __________________________________

Printed Name: _________________________

By: __________________________________

Printed Name: _________________________

WITNESS my hand and official seal.

Printed Name:

Notary Public in and for the said County/

Parish and State first stated above

Bar/Notary ID: _______________________

Commission Expiration: _______________

[SEAL]

{N4366820.6}

EXHIBIT A

Property Description

1.

Schedule B

Less and Except
3.604 Acre Panel

COMMENCING at a point being located S 81°03'50" W for a distance of 2922.24 feet and S 8°56'10" E, for a distance of 1100.00 feet from Point "A" and being the point of beginning;

THENCE, N 81°03'50" E, a distance of 70.00 feet to a point;

THENCE, S 8°56'10" E, a distance of 100.00 feet to a point;

THENCE, N 81°03'50" E/, a distance of 530.00 feet to a point;

THENCE, S 8°56'10" E, a distance of 150.00 feet to a point;

THENCE, S 81°03'50" W, a distance of 1000.00 feet to a point;

THENCE, N 8°56'10" W, a distance of 150.00 feet to a point;

THENCE, N 81°03'50" E, a distance of 400.00 feet to a point;

THENCE, N 8°56'10" W, a distance of 100.00 feet to the point of beginning, containing 3.604 acres.

2.

Schedule B

3.
4.

Schedule B

5.

THAT PORTION OF GROUND together with all the buildings and improvements thereon and all the rights, ways, privileges, servitudes, appurtenances, and advantages thereunto belonging or in anywise appertaining, situated in Section 12, Township 17 South, Range 17 East, and Section 1, Township 18 South, Range 17 East, Terrebonne Parish, Louisiana, being lot 26 of Houma-Terrebonne Industrial Park as shown on plat of survey of Robert C. Reed, registered Land Surveyor dated March 22, 1972, revised July 11, 1973, said plat attached to document dated February 17, 1975 and registered in COB 608, Folio 670, Entry Number 482726 and said lot 26 being more particularly described as follows to wit:

COMMENCING at a point S81 degrees 03'50"W, a distance of 1,480.00 feet from the intersection of the centerline of Roland Road with the centerline of Thompson Road, said point being the southeasterly corner of Lot 26 and also being the point of beginning;

THENCE S81 degrees 03'50"W, along the centerline of Thompson Road a distance of 330.00 feet to a point on the property line between Lot 26 and Walter Land Company;

THENCE N8 degrees 56'10"W, along said property line a distance of 1,320.00 feet to a point on the centerline of Munson Slip;

THENCE N81 degrees 03'50"E, along the centerline of Munson Slip a distance of 330.00 feet to a point on the property line between Lot 26 and Walter Land Company;

THENCE S8 degrees 56'10"E, along said property line a distance of 1,320.00 feet to the point of beginning and containing an area of 10.00 acres, more or less, all as more fully shown on a plat prepared by Euclid Engineering Co., Inc., dated January 2, 1979 and titled "Plat of Survey Showing a Proposed Purchase from Walter Land Company in Section 12, T17S, R17E, and Section 1, T18S, R17E, Terrebonne Parish, Louisiana".

Being the same property acquired by Thomas N. Reagan from Wilburn Ray Hines by act dated May 29, 1981, passed before Logan L. Loomis, Notary Public, registered in COB 839, folio 554, Entry No. 654115 of the records of Terrebonne Parish, Louisiana.

Schedule B

6.
7.
8.

Schedule B

Schedule B